UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2016

CLAIRE’S STORES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

1-8899, 333-148108, 333-175171	59-0940416
(Commission File Number)	(I.R.S. Employer Identification No.)

2400 West Central Road, Hoffman Estates, Illinois 60192

(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 765-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

EXPLANATORY NOTE

On August 12, 2016, Claire’s Stores, Inc. (“Claire’s Stores”), CLSIP LLC (“CLSIP”) and Claire’s (Gibraltar) Holdings Limited (“Claire’s Gibraltar” and together with Claire’s Stores and CLSIP, the “Offerors”) commenced an offer to exchange (the “Exchange Offer”) any and all of Claire’s Stores’ issued and outstanding (i) 8.875% Senior Secured Second Lien Notes due 2019 (the “Second Lien Notes”), (ii) 7.750% Senior Notes due 2020 (the “Unsecured Notes”) and (iii) 10.500% Senior Subordinated Notes due 2017 (the “Subordinated Notes,” and together with the Second Lien Notes and the Unsecured Notes, the “Notes”), except the Subordinated Notes held by Claire’s Inc., the parent of Claire’s Stores (“Parent”), for (i) up to $40.0 million of Senior Secured Term Loans maturing 2021 of Claire’s Stores (“Claire’s Stores Term Loans”), (ii) up to $130.0 million of Senior Secured Term Loans maturing 2021 of CLSIP (“CLSIP Term Loans”) and (iii) up to $60.0 million of Senior Term Loans maturing 2021 of Claire’s Gibraltar (“Claire’s Gibraltar Term Loans” and together with the Claire’s Stores Term Loans and the CLSIP Term Loans, the “Term Loans”) on the terms set forth in the Offer to Exchange Statement dated August 12, 2016 (the “Offer to Exchange Statement”), as amended on August 29, 2016, and in the related Letter of Transmittal.

In accordance with the terms of the Exchange Offer set forth in the Amended and Restated Offer to Exchange Statement, the Exchange Offer expired at one minute after 11:59 p.m., New York City time, on September 19, 2016.

The Exchange Offer was subject to a number of conditions, including the Europe Credit Facility Condition (as defined below). Each condition was satisfied or waived.

Claire’s Gibraltar and certain subsidiaries were party to an unsecured multi-currency revolving credit facility in the amount of $50.0 million maturing August 20, 2017 (the “Europe Credit Facility”). Consent of the lender under the Europe Credit Facility was required for the consummation of the Exchange Offer, and in addition, consent of the lender was required to allow Claire’s Gibraltar to distribute cash to Claire’s Stores in an amount required to enable Claire’s Stores to fund its near term debt service and other obligations. The Exchange Offer was conditioned on (i) the lender agreeing to an amendment satisfactory to Claire’s Gibraltar providing the foregoing consents, or (ii) the refinancing of the Europe Credit Facility with new debt arrangements satisfactory to the Offerors that allow the Exchange Offer and distributions of cash from Claire’s Gibraltar in amounts sufficient for Claire’s Stores to fund its near term debt service and other obligations (the “Europe Credit Facility Condition”). As described below, on September 20, 2016, Claire’s (Gibraltar) Intermediate Holdings Limited, a newly formed direct wholly owned subsidiary of Claire’s Gibraltar and intermediate holding company of the subsidiaries of Claire’s Gibraltar (“Claire’s Intermediate Gibraltar”), and certain of its subsidiaries entered into an amendment to the Europe Credit Facility satisfying the Europe Credit Facility Condition.

On September 20, 2016, the Offerors accepted approximately $227.7 million aggregate principal amount of Second Lien Notes, approximately $103.3 million aggregate principal amount of Unsecured Notes and approximately $0.7 million aggregate principal amount of Subordinated Notes validly tendered and not withdrawn in the Exchange Offer in exchange for approximately $20.4 million aggregate principal amount of Claire’s Stores Term Loans, approximately $66.3 million aggregate principal amount of CLSIP Term Loans and approximately $30.6 million aggregate principal amount of Claire’s Gibraltar Term Loans in exchange therefor and entered into the respective term loan agreements providing for each of the Term Loans, as described below.

Claire’s Inc., the parent of Claire’s Stores (“Parent”) owned approximately $58.7 million aggregate principal amount of the Subordinated Notes and certain funds managed by affiliates of Apollo Global Management, LLC (the “Apollo Funds” and, together with Parent, the “Affiliated Holders”) owned approximately $183.6 million aggregate principal amount of Claire’s Stores’ 10.500% PIK Senior Subordinated Notes due 2017 (the “PIK Subordinated Notes”), in each case immediately prior to the completion of the Exchange Offer. No Affiliated Holder participated in the Exchange Offer. However, because the Exchange Offer was not fully subscribed, following the allocation of the maximum consideration offered in the Exchange Offer, on September 20, 2016, the Affiliated Holders effected a similar exchange of Subordinated Notes, in the case of Claire’s Inc., and PIK Subordinated Notes, in the case of the Apollo Funds, for Term Loans on the same economic terms offered in the Exchange Offer for the Unsecured Notes that were tendered prior to the Exchange Offer’s “Early Tender Time”, including additional consideration paid to holders of Unsecured Notes as a result of the undersubscription (the “Affiliated Holder Exchange”). The interest payable on any Term Loans held by the Affiliated Holders participating in the Affiliated Holder Exchange or their affiliates will be pay-in-kind.

In addition, on August 12, 2016, Claire’s Stores had entered into Amendment No. 3 (as supplemented on September 9, 2016 and September 15, 2016, the “Third Amendment”) to the Amended and Restated Credit Agreement, dated as of September 20, 2012 (as amended, the “U.S. Credit Facility”), among Claire’s Stores, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and the other lenders named therein (the “Lenders”).

Pursuant to the Third Amendment, on August 12, 2016, among other things, as more fully described below, the Company, its domestic subsidiaries and Parent entered into an amendment and restatement of the U.S. Credit Facility (the “Second Amended and Restated Credit Facility”), Claire’s Gibraltar entered into a new $40.0 million credit agreement (the “Claire’s Gibraltar Credit Facility”) with the Lenders, and the Company, its domestic subsidiaries and Parent entered into a new ABL Credit Agreement (the “ABL Credit Facility”). Each of the Second Amended and Restated Credit Facility, the Claire’s Gibraltar Credit Facility and the ABL Credit Facility became effective on September 20, 2016.

Europe Credit Facility Amendment

On September 20, 2016, Claire’s Intermediate Gibraltar and the operating subsidiaries party to the Europe Credit Facility entered into an amendment and restatement (the “Europe Credit Facility Amendment and Restatement”) of the $50.0 million Multicurrency Revolving Facility Agreement, dated as of October 2, 2014, as amended, among Claire’s Gibraltar, HSBC Bank PLC and the other parties named therein. Claire’s Gibraltar is not a guarantor or obligor of the Europe Credit Facility Amendment and Restatement. The Europe Credit Facility Amendment and Restatement is secured by the equity interests in Claire’s Intermediate Gibraltar and by equity interests in its direct and indirect subsidiaries and certain of their respective assets. The Europe Credit Facility Amendment and Restatement permits certain distributions of cash to Claire’s Stores, amends certain of the covenants and provides for security to secure the obligations of Claire’s Intermediate Gibraltar and the operating subsidiaries to HSBC Bank PLC. The Europe Credit Facility Amendment and Restatement has the same maturity date as the Europe Credit Facility had, but requires a paydown to zero by December 31, 2016 and no borrowings are permitted thereafter unless certain conditions are met, some of which are to be determined by HSBC Bank PLC.

The foregoing description of the Europe Credit Facility Amendment and Restatement is qualified in its entirety by the Europe Credit Facility Amendment and Restatement filed as Exhibit 10.1 hereto and incorporated by reference herein.

Term Loan Agreements

Claire’s Stores Term Loan Agreement

On September 20, 2016, Claire’s Stores entered into the Term Loan Credit Agreement, among Claire’s Stores, the lenders party thereto and Wilmington Trust, N.A., as Administrative Agent and Collateral Agent (the “Claire’s Stores Term Loan Agreement”), providing for the Claire’s Stores Term Loans maturing on September 20, 2021. The Claire’s Stores Term Loans bear interest at a rate of 9.0% per annum, payable semi-annually. Interest on the Claire’s Stores Term Loans will be payable in cash; provided that, to the extent the Affiliated Holders or their affiliates hold Claire’s Stores Term Loans, interest payable on such Term Loans will be pay-in-kind. The Claire’s Stores Term Loans are guaranteed on a senior basis by each of Claire’s Stores’ present and future domestic subsidiaries, other than certain excluded subsidiaries. The Claire’s Stores Term Loans are secured on a pari passu basis with the Senior Secured First Lien Notes and the U.S. Credit Facility, subject to certain permitted liens, by (i) a first-priority lien on substantially all of Claire’s Stores’ and the Guarantors’ assets securing the Company’s first-lien obligations other than certain collateral securing the ABL Credit Facility (the “Notes Priority Collateral”) and (ii) a second-priority interest, junior to the liens on such other collateral securing the ABL Credit Facility (the “ABL Priority Collateral”). The Claire’s Stores Term Loans contain customary provisions relating to mandatory prepayments, voluntary payments, affirmative and negative covenants and events of default.

The foregoing description of the Claire’s Stores Term Loan Agreement is qualified in its entirety by the Claire’s Stores Term Loan Agreement filed as Exhibit 10.2 hereto and incorporated by reference herein.

Claire’s Stores Term Loan Guarantee and Collateral Agreement

In connection with the Claire’s Stores Term Loan Agreement, on September 20, 2016, Claire’s Stores, the guarantors party thereto (the “Claire’s Stores Term Loan Guarantors”) and Wilmington Trust, N.A., as Administrative Agent and Collateral Agent (the “Claire’s Stores

Term Loan Collateral Agent”), entered into a Guarantee and Collateral Agreement (the “Claire’s Stores Term Loan Guarantee and Collateral Agreement”) pursuant to which the Guarantors guaranteed the obligations of Claire’s Stores under the Claire’s Stores Term Loans and Claire’s Stores and the Guarantors granted (i) a first-priority lien on the Notes Priority Collateral and (ii) a second-priority lien on the ABL Priority Collateral to the Claire’s Stores Term Loan Collateral Agent for the benefit of the lenders thereunder.

The foregoing description of the Claire’s Stores Term Loan Guarantee and Collateral Agreement is qualified in its entirety by the Claire’s Stores Term Loan Guarantee and Collateral Agreement filed as Exhibit 10.3 hereto and incorporated by reference herein.

CLSIP Term Loan Agreement

On September 20, 2016, CLSIP entered into the Term Loan Credit Agreement, among CLSIP, CLSIP Holdings (as defined below) and Wilmington Trust, N.A., as Administrative Agent and Collateral Agent (the “CLSIP Term Loan Agreement”), providing for the CLSIP Term Loans maturing on September 20, 2021. The CLSIP Term Loans bear interest at a rate of 9.0% per annum, payable semi-annually. Interest on the CLSIP Term Loans will be payable in cash; provided that, to the extent the Affiliated Holders or their affiliates hold CLSIP Term Loans, interest payable on such Term Loans will be pay-in-kind. The CLSIP Term Loans are guaranteed by CLSIP’s parent, CLSIP Holdings LLC, a newly formed Delaware limited liability company and a wholly-owned unrestricted subsidiary of Claire’s Stores (“CLSIP Holdings”). The CLSIP Term Loans are not guaranteed by Claire’s Stores or any of its other subsidiaries. The CLSIP Term Loans will be secured by a first-priority lien on (x) substantially all assets of CLSIP, which will consist of CLSIP’s rights in certain intellectual property rights currently used by Claire’s Stores and its subsidiaries in the conduct of their business and transferred to CLSIP immediately prior to the completion of the Exchange Offer (the “Transferred IP”) and CLSIP’s rights under the Transferred IP Agreement (as described under “Transferred IP Agreement” below) and (y) all equity interests of CLSIP held by CLSIP Holdings (together with the Transferred IP, the “CLSIP Collateral”). The CLSIP Term Loans contain customary provisions relating to mandatory prepayments, voluntary payments, affirmative and negative covenants and events of default.

The Transferred IP consists of (a) an undivided 17.5% interest (the “US Claire’s Marks Ownership Interest”) in all (i) trademark registrations and applications for trademark registration issued by or filed with any federal government authority in the United States related to the Claire’s® brand, (ii) common law trademark rights in and to the Claire’s® brand in the United States, and (iii) the associated goodwill of the assets described in clauses (i) and (ii); in each case, whether in existence or later adopted, filed, or acquired (collectively, the “US Claire’s Marks”); (b) all (i) trademark registrations and applications for trademark registration issued by or filed with any federal government authority in the United States related to the Icing® brand, (ii) common law trademark rights in and to the Icing® brand in the United States, and (iii) the associated goodwill of the assets described in clauses (i) and (ii); in each case, whether in existence or later adopted, filed, or acquired (collectively, the “US Icing Marks”); (c) certain internet domain names that incorporate, correspond with or are otherwise related to the Claire’s® and Icing® brands (the “Domain Names”); and (d) a mobile application agreement pursuant to which the Claire’s® mobile application is licensed from a third party (the “Mobile Application Agreement”).

The foregoing description of the CLSIP Term Loan Agreement is qualified in its entirety by the CLSIP Term Loan Agreement filed as Exhibit 10.4 hereto and incorporated by reference herein.

CLSIP Term Loan Guarantee and Collateral Agreement

In connection with the CLSIP Term Loan Agreement, on September 20, 2016, CLSIP, CLSIP Holdings and Wilmington Trust, N.A., as Administrative Agent and Collateral Agent (the “CLSIP Term Loan Collateral Agent”), entered into a Guarantee and Collateral Agreement (the “CLSIP Term Loan Guarantee and Collateral Agreement”) pursuant to which CLSIP Holdings guaranteed the obligations of CLSIP under the CLSIP Term Loans and CLSIP and CLSIP Holdings granted a first-priority lien on the CLSIP Collateral to the CLSIP Term Loan Collateral Agent for the benefit of the lenders thereunder.

The foregoing description of the CLSIP Term Loan Guarantee and Collateral Agreement is qualified in its entirety by the CLSIP Term Loan Guarantee and Collateral Agreement filed as Exhibit 10.5 hereto and incorporated by reference herein.

Claire’s Gibraltar Term Loan Agreement

On September 20, 2016, Claire’s Gibraltar entered into the Term Loan Credit Agreement, among Claire’s Gibraltar, the lenders party thereto and Wilmington Trust, N.A., as Administrative Agent (the “Claire’s Gibraltar Term Loan Agreement”), providing for the Claire’s Gibraltar Term Loans maturing on September 20, 2021. The Claire’s Gibraltar Term Loans bear interest at a rate of 9.0% per annum, payable semi-annually. Interest on the Claire’s Gibraltar Term Loans will be payable in cash; provided that, to the extent the Affiliated Holders or their affiliates hold Claire’s Gibraltar Term Loans, interest payable on such Term Loans will be pay-in-kind. The Claire’s Gibraltar Term Loans are not guaranteed by Claire’s Stores or any of its other subsidiaries and are unsecured. The Claire’s Gibraltar Term Loans contain customary provisions relating to mandatory prepayments, voluntary payments, affirmative and negative covenants and events of default.

The foregoing description of the Claire’s Gibraltar Term Loan Agreement is qualified in its entirety by the Claire’s Gibraltar Term Loan Agreement filed as Exhibit 10.6 hereto and incorporated by reference herein.

Transferred IP Agreement

In connection with the CLSIP Term Loans, on September 20, 2016, CLSIP entered into the Intellectual Property Agreement (the “Transferred IP Agreement”) with CBI Distributing Corp., a wholly owned subsidiary of Claire’s Stores (“CBI”), Claire’s Stores and certain of its other domestic subsidiaries (the “Claire’s Parties”), pursuant to which the Claire’s Parties will pay to CLSIP an annual fee of $12.0 million in exchange for (i) the exclusive right to use and exploit the US Icing Marks, the Domain Names and the Mobile Application Agreement, (ii) the exclusive right to use, exploit, register, enforce and defend the US Claire’s Marks, and (iii) CLSIP’s acknowledgment that it will not exercise any rights in or to the US Claire’s Marks, either directly or indirectly, during the term of the Transferred IP Agreement without CBI’s prior written consent; in each case, solely during the term of the Transferred IP Agreement and subject to the terms contained therein.

The foregoing description of the Transferred IP Agreement is qualified in its entirety by the Transferred IP Agreement filed as Exhibit 10.7 hereto and incorporated by reference herein.

Exchange Agreement

On September 20, 2016, the Offerors, the Apollo Funds and Parent entered into an Exchange Agreement setting forth the terms of the Affiliated Holder Exchange as described above (the “Exchange Agreement”).

The foregoing description of the Exchange Agreement is qualified in its entirety by the Exchange Agreement filed as Exhibit 10.8 hereto and incorporated by reference herein.

Credit Facilities

Second Amended and Restated Credit Facility

On September 20, 2016, the Second Amended and Restated Credit Facility became effective. Pursuant to the Second Amended and Restated Credit Facility, among other things, the availability under the U.S. Credit Facility reduced to an amount equal to $75.0 million less any amounts outstanding under the ABL Credit Facility, the maturity was extended to February 4, 2019 and certain covenants were modified.

Borrowings under the Second Amended and Restated Credit Facility bear interest at a rate equal to, at Claire’s Stores’ option, either (a) an alternate base rate determined by reference to the higher of (1) the prime rate in effect on such day, (2) the federal funds effective rate plus 0.50% and (3) the one-month LIBOR rate plus 1.00%, or (b) a LIBOR rate with respect to any Eurodollar borrowing, determined by reference to the costs of funds for U.S. dollar deposits in the London Interbank Market for the interest period relevant to such borrowing, adjusted for certain additional costs, in each case plus an applicable margin of 4.50% for LIBOR rate loans and 3.50% for alternate base rate loans. Claire’s Stores also pays a facility fee of 0.50% per annum of the committed amount of the Second Amended and Restated Credit Facility whether or not utilized, less amounts outstanding under the ABL Credit Facility.

All obligations under the Second Amended and Restated Credit Facility are unconditionally guaranteed by (i) Parent, prior to an initial public offering of Claire’s Stores’ stock, and (ii) Claire’s Stores’ existing and future direct or indirect wholly-owned domestic subsidiaries, subject to certain exceptions.

All obligations under the Second Amended and Restated Credit Facility, and the guarantees of those obligations, are secured, subject to certain exceptions and permitted liens, on a pari passu basis with the Claire’s Stores Term Loans and the Senior Secured First Lien Notes by (i) a first-priority lien on the Notes Priority Collateral and (ii) a second-priority lien on the ABL Priority Collateral.

The Second Amended and Restated Credit Facility contains customary provisions relating to mandatory prepayments, voluntary payments, affirmative and negative covenants, and events of default; however, it does not contain any covenants that require Claire’s Stores to maintain any particular financial ratio or other measure of financial performance except that so long as the revolving loans and letters of credit outstanding exceed $15 million, Claire’s Stores is required to maintain, at each borrowing date measured at the end of the prior fiscal quarter (but reflecting borrowings and repayments under the Second Amended and Restated Credit Facility through the measurement date) and at the end of each fiscal quarter, a maximum Total Net Secured Leverage Ratio of, for the fiscal quarters prior to the first fiscal quarter of 2018, 8.95:1.00, and for the fiscal quarters including and after the first fiscal quarter of 2018, 8.00:1.00, based upon the ratio of Claire’s Stores’ net senior secured first lien debt to adjusted earnings before interest, taxes, depreciation and amortization for the period of four consecutive fiscal quarters most recently ended.

The foregoing description of the Second Amended and Restated Credit Facility is qualified in its entirety by the Second Amended and Restated Credit Facility filed as Exhibit 10.9 hereto and incorporated by reference herein.

Amended and Restated Credit Facility Guarantee and Collateral Agreement

In connection with the effectiveness of the Second Amended and Restated Credit Facility, on September 20, 2016, Claire’s Stores, Parent, the guarantors party thereto (the “Credit Facility Guarantors”) and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and Collateral Agent (the “Credit Facility Collateral Agent”), entered into an Amended and Restated Guarantee and Collateral Agreement (the “Credit Facility Guarantee and Collateral Agreement”) pursuant to which the Credit Facility Guarantors guaranteed the obligations of Claire’s Stores under the Second Amended and Restated Credit Facility and Claire’s Stores and the Credit Facility Guarantors granted (i) a first-priority lien on the Notes Priority Collateral and (ii) a second-priority lien on the ABL Priority Collateral to the Credit Facility Collateral Agent for the benefit of the Lenders thereunder.

The foregoing description of the Credit Facility Guarantee and Collateral Agreement is qualified in its entirety by the Credit Facility Guarantee and Collateral Agreement filed as Exhibit 10.10 hereto and incorporated by reference herein.

Claire’s Gibraltar Credit Facility

On September 20, 2016, the Claire’s Gibraltar Credit Facility became effective, the proceeds of which were used to reduce outstanding amounts under the U.S. Credit Facility by $40.0 million.

The Claire’s Gibraltar Facility will provide for a $40.0 million term loan maturing February 4, 2019. Obligations under the Claire’s Gibraltar Credit Facility will be unsecured and not guaranteed by any subsidiary of Claire’s Gibraltar (or by Claire’s Inc. or any of its other subsidiaries).

Borrowings under the Claire’s Gibraltar Credit Facility will bear interest at a rate equal to, at Claire’s Gibraltar’s option, either (a) an alternate base rate determined by reference to the higher of (1) the prime rate in effect on such day, (2) the federal funds effective rate plus 0.50% and (3) the one-month LIBOR rate plus 1.00%, or (b) a LIBOR rate with respect to any Eurodollar borrowing, determined by reference to the costs of funds for U.S. dollar deposits in the London Interbank Market for the interest period relevant to such borrowing, adjusted for certain additional costs, in each case plus an applicable margin of 4.50% for LIBOR rate loans and 3.50% for alternate base rate loans.

The Claire’s Gibraltar Credit Facility contains customary provisions relating to mandatory prepayments, voluntary payments, affirmative and negative covenants and events of default.

The foregoing description of the Claire’s Gibraltar Credit Facility is qualified in its entirety by the Claire’s Gibraltar Credit Facility filed as Exhibit 10.11 hereto and incorporated by reference herein.

ABL Credit Facility

On September 20, 2016, the ABL Credit Facility became effective. The ABL Credit Facility matures on February 4, 2019 and provides for revolving credit loans, subject to borrowing base availability, in an amount up to $75.0 million less any amounts outstanding under the U.S. Credit Facility.

Borrowings under the ABL Credit Facility bear interest at a rate equal to, at Claire’s Stores’ option, either (a) an alternate base rate determined by reference to the higher of (1) the prime rate in effect on such day, (2) the federal funds effective rate plus 0.50% and (3) the one-month LIBOR rate plus 1.00%, or (b) a LIBOR rate with respect to any Eurodollar borrowing, determined by reference to the costs of funds for U.S. dollar deposits in the London Interbank Market for the interest period relevant to such borrowing, adjusted for certain additional costs, in each case plus an applicable margin of 4.50% for LIBOR rate loans and 3.50% for alternate base rate loans.

All obligations under the ABL Credit Facility are unconditionally guaranteed by (i) Parent, prior to an initial public offering of Claire’s Stores’ stock, and (ii) Claire’s Stores’ existing and future direct or indirect wholly-owned domestic subsidiaries, subject to certain exceptions.

All obligations under the ABL Credit Facility, and the guarantees of those obligations, are secured, subject to certain exceptions and permitted liens, by (i) a first-priority security interest in the ABL Priority Collateral and (ii) a second-priority security interest in the Notes Priority Collateral.

The ABL Credit Facility contains customary provisions relating to mandatory prepayments, voluntary payments, affirmative and negative covenants, and events of default; however, it does not contain any covenants that require Claire’s Stores to maintain any particular financial ratio or other measure of financial performance.

The foregoing description of the ABL Credit Facility is qualified in its entirety by the ABL Credit Facility filed as Exhibit 10.12 hereto and incorporated by reference herein.

ABL Credit Facility Guarantee and Collateral Agreement

In connection with the effectiveness of the ABL Credit Facility, on September 20, 2016, Claire’s Stores, Parent, the guarantors party thereto (the “ABL Credit Facility Guarantors”) and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and Collateral Agent (the “ABL Credit Facility Collateral Agent”), entered into a Guarantee and Collateral Agreement (the “ABL Credit Facility Guarantee and Collateral Agreement”) pursuant to which the ABL Credit Facility Guarantors guaranteed the obligations of Claire’s Stores under the ABL Credit Facility and Claire’s Stores and the ABL Credit Facility Guarantors granted (i) a first-priority lien on the ABL Priority Collateral and (ii) a second-priority lien on the Notes Priority Collateral to the ABL Credit Facility Collateral Agent for the benefit of the Lenders thereunder.

The foregoing description of the ABL Credit Facility Guarantee and Collateral Agreement is qualified in its entirety by the ABL Credit Facility Guarantee and Collateral Agreement filed as Exhibit 10.13 hereto and incorporated by reference herein.

ABL Intercreditor Agreement

In connection with the effectiveness of the ABL Credit Facility, on September 20, 2016, the ABL Credit Facility Collateral Agent, entered into an intercreditor agreement (the “ABL Intercreditor Agreement”) with the collateral agents under the U.S. Credit Facility, the Claire’s Stores Term Loans and the Senior Secured First Lien Notes (collectively, the “First Lien Obligations”). The ABL Intercreditor Agreement will govern the relative rights of the lenders under the ABL Credit Facility and the holders of the First Lien Obligations to the collateral securing those obligations.

The foregoing description of the ABL Intercreditor Agreement is qualified in its entirety by the ABL Intercreditor Agreement filed as Exhibit 10.14 hereto and incorporated by reference herein.

Intellectual Property Assignment Agreements

In connection with the transfer of the Transferred IP to CLSIP, on September 20, 2016, Claire’s Stores, CBI and CLSIP Holdings entered into an Intellectual Property Assignment

Agreement pursuant to which CBI assigned the Transferred IP to CLSIP Holdings (the “CBI Assignment Agreement”). Immediately thereafter, CLSIP Holdings and CLSIP entered into an Intellectual Property Assignment Agreement pursuant to which CLSIP Holdings assigned the Transferred IP to CLSIP (the “CLSIP Assignment Agreement”).

The foregoing descriptions of the CBI Assignment Agreement and the CLSIP Assignment Agreement are qualified in their entirety by the CBI Assignment Agreement and the CLSIP Assignment Agreement filed as Exhibit 10.15 and Exhibit 10.16, respectively, hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure contained under Item 1.01 above is incorporated by reference herein.

Item 8.01	Other Events

On September 21, 2016, Claire’s Stores issued a press release announcing the completion of the Exchange Offer and other events described in the Explanatory Note above. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	Amended and Restated Multicurrency Revolving Facility Agreement, dated as of September 20, 2016, among Claire’s (Gibraltar) Holdings Limited, HSBC Bank PLC and other parties named therein

Exhibit 10.2	Term Loan Credit Agreement, dated September 20, 2016, among Claire’s Stores, the lenders party thereto and Wilmington Trust, N.A., as Administrative Agent and Collateral Agent

Exhibit 10.3	Guarantee and Collateral Agreement, dated September 20, 2016, among Claire’s Stores, Inc., Claire’s Inc., the Guarantors party thereto, and Wilmington Trust, N.A., as Administrative Agent and Collateral Agent

Exhibit 10.4	Term Loan Credit Agreement, dated September 20, 2016, among CLSIP LLC, CLSIP Holdings LLC, the lenders party thereto and Wilmington Trust, N.A., as Administrative Agent and Collateral Agent

Exhibit 10.5	Guarantee and Collateral Agreement, dated September 20, 2016, among CLSIP LLC, CLSIP Holdings LLC, and Wilmington Trust, N.A., as Administrative Agent and Collateral Agent

Exhibit 10.6	Term Loan Credit Agreement, dated September 20, 2016, among Claire’s (Gibraltar) Holdings Limited, the lenders party thereto and Wilmington Trust, N.A., as Administrative Agent

Exhibit 10.7	Intellectual Property Agreement, dated September 20, 2016, among CLSIP LLC, CBI Distributing Corp., Claire’s Stores, Inc. and the other parties named therein

Exhibit 10.8	Exchange Agreement, dated September 20, 2016, among Claire’s Stores, Inc., CLSIP LLC, Claire’s (Gibraltar) Holdings Limited, Claire’s Inc. and the funds managed by affiliates of Apollo Global Management, LLC named therein

Exhibit 10.9	Second Amended and Restated Credit Facility, dated August 12, 2016, among Claire’s Stores, Inc. and the lenders named therein

Exhibit 10.10	Amended and Restated Guarantee and Collateral Agreement, dated September 20, 2016, among Claire’s Stores, Inc., Claire’s Inc., the Guarantors party thereto, and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and Collateral Agent

Exhibit 10.11	Credit Facility, dated August 12, 2016, among Claire’s (Gibraltar) Holdings Limited, the lenders named therein

Exhibit 10.12	ABL Credit Facility, dated August 12, 2016, among Claire’s Stores, Inc, Claire’s Inc. and the lenders named therein

Exhibit 10.13	Guarantee and Collateral Agreement, dated September 20, 2016, among Claire’s Stores, Inc., Claire’s Inc., the Guarantors party thereto, and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and Collateral Agent

Exhibit 10.14	Intercreditor Agreement, dated September 20, 2016, among Credit Suisse AG, Cayman Islands Branch, as ABL Credit Facility Agent, and the other collateral agents party thereto

Exhibit 10.15	Intellectual Property Assignment Agreement, dated September 20, 2016, among Claire’s Stores, Inc., CBI Distributing Corp. and CLSIP Holdings LLC

Exhibit 10.16	Intellectual Property Assignment Agreement, dated September 20, 2016, among CLSIP Holdings LLC and CLSIP LLC

Exhibit 99.1	Claire’s Stores, Inc. Press Release dated September 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC.

Date: September 23, 2016	By:	/s/ Ron Marshall
Name: Ron Marshall
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit 10.1	Amended and Restated Multicurrency Revolving Facility Agreement, dated as of September 20, 2016, among Claire’s (Gibraltar) Holdings Limited, HSBC Bank PLC and other parties named therein

Exhibit 10.2	Term Loan Credit Agreement, dated September 20, 2016, among Claire’s Stores, the lenders party thereto and Wilmington Trust, N.A., as Administrative Agent and Collateral Agent

Exhibit 10.3	Guarantee and Collateral Agreement, dated September 20, 2016, among Claire’s Stores, Inc., Claire’s Inc., the Guarantors party thereto, and Wilmington Trust, N.A., as Administrative Agent and Collateral Agent

Exhibit 10.4	Term Loan Credit Agreement, dated September 20, 2016, among CLSIP LLC, CLSIP Holdings LLC, the lenders party thereto and Wilmington Trust, N.A., as Administrative Agent and Collateral Agent

Exhibit 10.5	Guarantee and Collateral Agreement, dated September 20, 2016, among CLSIP LLC, CLSIP Holdings LLC, and Wilmington Trust, N.A., as Administrative Agent and Collateral Agent

Exhibit 10.6	Term Loan Credit Agreement, dated September 20, 2016, among Claire’s (Gibraltar) Holdings Limited, the lenders party thereto and Wilmington Trust, N.A., as Administrative Agent

Exhibit 10.7	Intellectual Property Agreement, dated September 20, 2016, among CLSIP LLC, CBI Distributing Corp., Claire’s Stores, Inc. and the other parties named therein

Exhibit 10.8	Exchange Agreement, dated September 20, 2016, among Claire’s Stores, Inc., CLSIP LLC, Claire’s (Gibraltar) Holdings Limited, Claire’s Inc. and the funds managed by affiliates of Apollo Global Management, LLC named therein

Exhibit 10.9	Second Amended and Restated Credit Facility, dated August 12, 2016, among Claire’s Stores, Inc. and the lenders named therein

Exhibit 10.10	Amended and Restated Guarantee and Collateral Agreement, dated September 20, 2016, among Claire’s Stores, Inc., Claire’s Inc., the Guarantors party thereto, and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and Collateral Agent

Exhibit 10.11	Credit Facility, dated August 12, 2016, among Claire’s (Gibraltar) Holdings Limited, the lenders named therein

Exhibit 10.12	ABL Credit Facility, dated August 12, 2016, among Claire’s Stores, Inc, Claire’s Inc. and the lenders named therein

Exhibit 10.13	Guarantee and Collateral Agreement, dated September 20, 2016, among Claire’s Stores, Inc., Claire’s Inc., the Guarantors party thereto, and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and Collateral Agent

Exhibit 10.14	Intercreditor Agreement, dated September 20, 2016, among Credit Suisse AG, Cayman Islands Branch, as ABL Credit Facility Agent, and the other collateral agents party thereto

Exhibit 10.15	Intellectual Property Assignment Agreement, dated September 20, 2016, among Claire’s Stores, Inc., CBI Distributing Corp. and CLSIP Holdings LLC

Exhibit 10.16	Intellectual Property Assignment Agreement, dated September 20, 2016, among CLSIP Holdings LLC and CLSIP LLC

Exhibit 99.1	Claire’s Stores, Inc. Press Release dated September 21, 2016